UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8K

Current Report Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 24, 2005

ESSEX PROPERTY TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

001-13106
(Commission File Number)

Maryland	77-0369576
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

925 East Meadow Drive, Palo Alto, California 94303
(Address of Principal Executive Offices) (Zip Code)

(650) 494-3700
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

ESSEX PORTFOLIO, L.P.
(Exact Name of Registrant as Specified in its Charter)

333-44467-01
(Commission File Number)

California	77-0369575
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

925 East Meadow Drive, Palo Alto, California 94303
(Address of Principal Executive Offices) (Zip Code)

(650) 494-3700
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c)

Item 8.01 Other Events.

On October 24, 2005, Essex Property Trust, Inc., a real estate investment trust incorporated in Maryland (“Essex”), announced that its operating partnership, Essex Portfolio, L.P., a California limited partnership (the “Operating Partnership”), is offering $190 million aggregate principal amount of exchangeable senior notes due 2025, plus an additional $35 million aggregate principal amount of notes that may be issued, at the option of the initial purchasers, within 30 days of the initial issuance of the notes. A copy of the press release relating to the announcement is attached hereto as Exhibit 99.1, and is incorporated by reference herein in its entirety.

On October 25, 2005, Essex announced that the Offering Partnership has priced its $190 million aggregate principal amount of exchangeable senior notes with a coupon of 3.625% due 2025. An additional $35 million aggregate principal amount of notes may be issued, at the option of the initial purchasers, within 30 days of the initial issuance of the notes. A copy of the press release relating to the announcement is attached hereto as Exhibit 99.2, and is incorporated by reference herein in its entirety.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits

   Attached are the following exhibits:

Exhibit Number	Description
99.1	Press Release dated October 24, 2005.
99.2	Press Release dated October 25, 2005.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2005

ESSEX PROPERTY TRUST, INC.
By: /s/ Michael T. Dance
Michael T. Dance
Senior Executive Vice President & Chief Financial Officer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2005

ESSEX PORTFOLIO, L.P. By: Essex Property Trust, Inc. Its: General Partner
By: /s/ Michael T. Dance
Michael T. Dance
Senior Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated October 24, 2005.
99.2	Press Release dated October 25, 2005.